SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(A)
                     of the Securities Exchange Act of 1934


Filed by the Registrant                            /X/

Filed by a Party other than the Registrant        /  /

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/  /  Preliminary Proxy Statement

/  /  Confidential, for Use of the Commission Only (as permitted by Rule
      14a-6(e)(2))

/X/   Definitive Proxy Statement

/  /  Definitive Additional Materials

/  /  Soliciting Material Pursuant toss.240.14a-12


                  EXCELSIOR INCOME SHARES, INC. d/b/a EIS Fund
                (Name of Registrant as Specified In Its Charter)

          -----------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

               Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies: Common Stock, par value $.01 per share

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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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                                     [LOGO]

                          Excelsior Income Shares, Inc.
                                 d/b/a EIS Fund
                              114 West 47th Street
                            New York, New York 10036


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          To be held September 12, 2001

        Notice is hereby given that our 2001 Annual Meeting of Shareholders will be held at the offices of Kramer Levin Naftalis & Frankel, 919 Third Avenue, New York, N.Y. 10022, on September 12, 2001, at 11:00 a.m., New York City time, for the following purposes:

(1) To elect five Directors to hold office until the next Annual Meeting and until their respective successors have been duly elected and qualified;

(2) To consider and approve a new Investment Advisory Agreement between the Fund and Rafferty Capital Markets, LLC;

(3) To consider and vote upon a proposal to liquidate and dissolve the Fund pursuant to the plan of liquidation described in the accompanying proxy statement (the "Plan");

(4)     To  ratify  the  appointment  of   PricewaterhouseCoopers   LLP  as  the
        independent certified public accountants of the Fund for the fiscal year ending December 31, 2001;

(5) To ratify the change in the name of the Fund from Excelsior Income Shares, Inc. to EIS Fund, Ltd.; and

(6) To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

The Board of Directors of the Fund recommends that you vote in favor of all items except that the Board of Directors makes no recommendation with respect to item (3).

        In addition to the proposal to approve the Plan, it is necessary at this time that shareholders also elect a Board of Directors to hold office for a term stated above and until their successors are duly elected and qualified; approve a new Investment Advisory Agreement; ratify the appointment of the certified independent public accountants; and approve the change in the name of the Fund.

        If the Plan is not approved by the Fund's shareholders, the Fund will continue to operate as an investment company, with the same investment objectives as in the past. Therefore, it is important that shareholders vote their shares with respect to all proposals.

        The Board of Directors has fixed the close of business on August 10, 2001 as the record date for determining the shareholders who are entitled to receive notice of the Annual Meeting and to vote their shares at the Annual Meeting or any adjournments or postponements thereof. You are entitled to cast one vote for each full share and a fractional vote for each fractional share that you own on the record date.

                                                   ROBERT D. CUMMINGS
                                                   Secretary
New York, New York
August 10, 2001

        Your vote is important. Whether or not you intend to attend the Annual Meeting, please fill in, date, sign and promptly return the enclosed WHITE proxy card in the postage paid, return envelope provided in order to avoid the additional expense of further proxy solicitation and to ensure that a quorum will be present at the Annual Meeting. Your proxy is revocable at any time before its use.

                                    Overview

        The Fund's 2001 Annual Meeting of Shareholders was initially scheduled for and held on April 17, 2001. Because of the Fund's inability to obtain a sufficient number of votes to constitute a quorum for the purposes of conducting business at such meeting, the meeting was adjourned four times, most recently to May 15, 2001.

        During the course of the solicitation of proxies for the annual meeting, one of the Fund's shareholders solicited proxies for a slate of directors in opposition to the Board's nominees. In addition, a large shareholder of the Fund suggested that the Board consider taking action to reduce the discount ("NAV Discount") between the Fund's net asset value and the price at which its shares traded on the New York Stock Exchange, Inc.

        The Board of Directors announced the Fund's adoption of a share repurchase program on May 4, 2001. The Board believed that adoption of the program might enhance value for shareholders by reducing the NAV Discount and providing some additional liquidity for shareholders who desire to sell their shares in the Fund.

        In light of these events and the failure of the Fund to obtain a quorum to conduct business at the May 15, 2001 adjournment, the Board terminated such meeting in order to review the alternatives available to the Fund and to resolicit proxies for the matters to be voted upon at the original meeting (the election of directors, the approval of a new investment advisory agreement and the ratification of the appointment of accountants).

        As of the time of the termination of the 2001 Annual Meeting of Shareholders, shareholders holding an aggregate of approximately 39.5% of the Fund's outstanding shares had voted in favor of management's proposed slate of directors and shareholders holding an aggregate of approximately 7.8% of the Fund's outstanding shares had voted in favor of the slate of directors proposed by a shareholder in opposition to the Board's nominees.

        Based on its review, the Board has determined that the Fund's shareholders should have the opportunity at this time to adopt a plan of liquidation and dissolution with respect to the Fund. The Board is presenting this proposal to the Fund's shareholders because of the expressed desire of certain shareholders to eliminate the NAV Discount and the Fund's inability to obtain a quorum for the 2001 Annual Meeting of Shareholders originally held on April 17, which failure arose in part because a significant shareholder chose not to vote his shares. For the reasons set forth under the subheading "Reasons for the Liquidation" under Proposal 3, and in light of the relatively small asset base of the Fund and the limited liquidity of its shares, the Board believes that the only truly effective means of reducing the NAV Discount is to sell and distribute to the shareholders the value of the Fund's underlying assets and terminate the Fund's existence. The Board is opposed to any program which would provide for distributions of continuing dividends in excess of earnings. The Board believes that such a plan would be equivalent to a liquidation of the Fund over a period of years and would be detrimental to shareholders who seek to remain long-term investors in the Fund. While the Board has authorized the plan of liquidation subject to the approval of shareholders, the Board is making no recommendation to the Fund's shareholders as to how they should vote their shares with respect to this proposal.

        Under applicable New York law, the proposal for liquidation will only be effected if approved by two-thirds of the votes of all outstanding shares of common stock. In such event, the Board of Directors will proceed to liquidate the assets of the Fund (which consist exclusively of cash and marketable debt securities), will provide for payment or disposition of the Fund's accrued and contingent liabilities, claims and expenses, and will distribute the remaining assets to shareholders as a liquidating dividend. Thereafter, the business of the Fund will cease.

        The other proposals contained in this proxy statement include, among other things, the election of five directors, and the approval of a new investment advisory agreement with Rafferty Capital Markets, LLC, to succeed the investment advisory arrangement with U.S. Trust Company of New York, which has indicated its desire to terminate its existing advisory agreement with the Fund. If the proposal for liquidation is adopted by the shareholders of the Fund, the Board of Directors will oversee the liquidation of the Fund's assets and distribution of a liquidating dividend and the new investment advisory agreement will not become effective. However, if the proposal to liquidate is not approved by shareholders, the Board of Directors will continue to operate the Fund, with the same investment objectives as in the past, and if approved, the new investment advisory agreement with Rafferty Capital Markets, LLC will become effective. The Board of Directors will continue to attempt to minimize the NAV Discount by keeping in place the Fund's share repurchase program for the foreseeable future when the Fund's shares trade at more than a nominal discount from net asset value.

Questions and Answers

Why is the Fund convening a shareholder meeting?

        The Fund is a New York corporation, and under New York law, the Fund must elect Directors annually. In addition, shareholders are required to approve all the proposals which they will be asked to vote upon. The Fund originally scheduled its 2001 Annual Meeting of Shareholders for April 17, 2001. However, as a result of the failure of the Fund to obtain a quorum after numerous adjournments, the Board decided to terminate the meeting in order to consider the Fund's alternatives. The Fund is now reconvening its 2001 Annual Meeting.

What proposals am I being asked to vote on?

        You are being asked to vote on the following proposals:

        1.      To elect five Directors
        2.      To approve a new Investment Advisory Agreement
        3. To consider and vote upon a proposal to liquidate and dissolve the Fund
        4.      To ratify the appointment of independent public accountants
        5.      To ratify a change in the name of the Fund

Have the Directors approved the Proposals?

        The Board of Directors unanimously approved all of the proposals you are being asked to vote on. The Board of Directors, however, is not making any recommendation to shareholders with respect to proposal 3.

Why am I being asked to approve the plan of liquidation of the Fund?

        In connection with the originally scheduled 2001 Annual Meeting of Shareholders, certain shareholders expressed concern about the discount between the Fund's net asset value and the price at which the Fund's shares trade. Given this concern and the small size of the Fund, the Directors believe that the only effective means to address this issue without negatively impacting the Fund and its shareholders over the longer term is to provide the Fund's shareholders with the opportunity, if they collectively desire to do so, to adopt a plan of liquidation and realize the full net asset value of the Fund, less expenses.

Why are the Directors not taking a position with respect to the plan of liquidation?

        The Board of Directors is not taking a position with respect to the proposal to liquidate and dissolve because the Board believes that this decision should be made solely by individual shareholders based upon their desire either to receive a distribution approximately equal to net asset value less expenses or to continue to hold shares of the Fund as an operating entity.

What will I receive in the event the plan of liquidation is approved?

        Although we cannot be sure of the amounts and the timing, we currently estimate that you will receive cash distributions aggregating approximately $18.43 for each share of common stock of the Fund that you own.

How many liquidating distributions do you expect to make?

        The Fund anticipates that it will make no more than two distributions.

When does the Fund expect to complete the liquidation and dissolution, if approved?

        If the shareholders approve the liquidation, the Fund currently expects that the liquidation will be substantially completed over a three month period.

What will happen if the plan of liquidation is not approved by the Fund's shareholders?

        If the plan of liquidation is not approved by the Fund's shareholders, the Fund will continue to operate as an investment company, with the same investment objectives as in the past.

Do I need to vote my shares with respect to the proposal to elect Directors if the plan of liquidation is approved?

        You should vote your shares with respect to all the proposals set forth in the accompanying proxy statement.

What vote of shareholders is required to approve the proposals?

        Under New York law, the plan of liquidation requires approval by two-thirds of the votes of all outstanding shares of common stock of the Fund. The proposal for the election of directors requires a plurality of all votes cast by the holders of the Fund's common stock. Each of the proposals to approve a new investment advisory agreement and to ratify the appointment of the Fund's independent public accountants requires the affirmative vote of the holders of (i) 67% of the Fund's outstanding shares of common stock, if the holders of more than 50% of the Fund's outstanding shares of common stock are present or represented by proxy at the Annual Meeting or (ii) 50% of the Fund's outstanding shares of common stock, whichever is less. The proposal to change the name of the Fund requires the affirmative vote of more than 50% of the Fund's outstanding shares of common stock.

Why does the Fund need a new investment advisory agreement?

        The Investment Company Act of 1940, as amended (the "1940 Act"), requires that shareholders approve investment advisory agreements. The Fund's current investment adviser, U.S. Trust Company of New York, was recently acquired by another financial services company. U.S. Trust Company of New York has decided that it does not want to serve as investment adviser to the Fund. It asked the Fund to find a new adviser, and the Fund has selected Rafferty Capital Markets, LLC. If the selection of Rafferty Capital Markets, LLC is approved, the Fund will terminate its existing agreement with U.S. Trust Company of New York. If the selection of Rafferty Capital Markets, LLC is not approved, then the Fund will evaluate alternatives, including seeking a new investment adviser or internally managing the Fund's investments. If the plan of liquidation is approved by shareholders, the new investment advisory agreement will not become effective.

Will the Fund pay greater fees to the new adviser?

        No. The new investment advisory agreement is identical to the old investment advisory agreement, except for the name of the adviser and the date. There is no change in the fee payable for investment advisory services. However, the new adviser has agreed to waive 25 basis points of its fee on the first $100 million of assets of the Fund to permit the Fund to enter into separate administrative agreements for fund administration, compliance, fund accounting, custody and other services with Firstar Mutual Funds Services, LLC.

Why am I being asked to ratify the selection of the Fund's independent public accountants?

        The 1940 Act requires that shareholders approve independent public accountants, unless the Fund has adopted an audit committee charter and filed that charter as an exhibit to its registration statement. Although the Fund has adopted an audit committee charter, it has not filed the charter with the Securities and Exchange Commission. The Fund intends to file the charter as an exhibit to its next filed annual or semi-annual report. Under the 1940 Act, the Fund must obtain shareholder approval for the appointment of accountants for the fiscal year beginning January 1,

        2001. In future years, the Fund will rely on a new rule under the 1940 Act that permits the Fund to appoint independent public accountants without shareholder approval.

Why am I being asked to approve the change in the name of the Fund?

        The Fund's Advisory Agreement with U.S. Trust requires that the Fund cease to use the term "Excelsior" in its name upon the termination of the Investment Advisory Agreement between the Fund and U.S. Trust. In anticipation of the termination of the Agreement, the Fund has decided to change its name to EIS Fund, Ltd. In order to effectuate a change in the legal name of the Fund, the Fund must amend its certificate of incorporation. Under New York law, shareholders must approve the amendment of a corporation's certificate of incorporation.

How do I vote my shares?

        You can vote your shares by completing and signing the enclosed WHITE proxy card, and mailing it in the enclosed postage paid envelope. If you need assistance, or have any questions regarding the proposals or how to vote your shares, please call the Fund at 1-800-840-1208 or Georgeson Shareholder Communications, Inc., the Fund's proxy solicitor, at 1-800-223-2064.

                          EXCELSIOR INCOME SHARES, INC.
                                 d/b/a EIS Fund
                              114 West 47th Street
                            New York, New York 10036

                                 PROXY STATEMENT

GENERAL INFORMATION

        The Directors of Excelsior Income Shares, Inc., a New York corporation d/b/a EIS Fund (the "Fund"), are soliciting your proxy for use at an Annual Meeting of Shareholders or any adjournment thereof (the "Meeting"), to be held at the offices of Kramer Levin Naftalis & Frankel LLP, at 919 Third Avenue, 41st Floor, Conference Room B, New York, N.Y. 10022, on September 12, 2001, at 11:00 a.m., New York City time, to approve proposals that have already been approved by the Fund's Board of Directors. For your convenience, we have divided this proxy statement into four parts:

               Part 1-- An Overview
               Part 2-- The Proposals
               Part 3-- More on Proxy Voting
               Part 4-- Additional Information

        Your vote is important! You should read the entire proxy statement before voting. If you have any questions, please call the Fund at 1-800-840-1208 or Georgeson Shareholder Communications, Inc. at 1-800-223-2064. Even if you sign and return the accompanying WHITE proxy card, you may revoke it by giving written notice of such revocation to the Secretary of the Fund prior to the Meeting or by delivering a subsequently dated proxy card or by attending and voting at the Meeting in person. Management expects to solicit proxies principally by mail, but management, or agents appointed by management, also may solicit proxies by telephone, telegraph or personal interview. The costs of solicitation will be borne by the Fund. Georgeson Shareholder Communications, Inc.("Georgeson") has been retained to serve as the Fund's proxy solicitor. If solicitation is required, Georegson will be paid proxy solicitation fees of approximately $15,000.

        We began mailing this Notice of Annual Meeting, Proxy Statement and Proxy Card to shareholders on or about August 13, 2001.

        The Fund is required by federal law to file reports, proxy statements and other information with the Securities and Exchange Commission (the "SEC"). The SEC maintains a Web site that contains information about the Fund (www.sec.gov). Any such reports, proxy statements and other information can be inspected and copied at the public reference facilities of the SEC, 450 Fifth Street, NW, Washington DC 20549 and at the SEC's New York Regional Office, Seven World Trade Center, New York, NY 10048. Copies of such materials can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services of the SEC at 450 Fifth Street, NW, Washington DC 20549, at prescribed rates.

        The Fund's most recent annual, semi-annual and quarterly reports to shareholders are available at no cost. To request a report, please call the Fund toll-free at 1-800-840-1208 or write to the Fund at 114 West 47th Street, New York, N.Y. 10036.

PART 1 - AN OVERVIEW

        This Proxy Statement is being furnished by the Board of Directors of the Fund in connection with the solicitation of proxies by the Board of Directors for use at the Meeting, to be held at the offices of Kramer Levin Naftalis & Frankel LLP, 41st Floor, Conference Room B, New York, N.Y. 10022, on September 12, 2001, at 11:00 a.m., New York City time.

        The Board of Directors has fixed the close of business on August 10, 2001 as the record date (the "Record Date") for determining the shareholders who are entitled to notice of the Meeting and to vote their shares at the Meeting or any adjournments or postponements thereof. Shareholders are entitled to cast one vote for each full share and a fractional vote for each fractional share they own on the Record Date.

        The Fund is a registered investment company organized as a corporation under the Business Corporation Law of the State of New York. The Fund's mailing address is 114 West 47th Street, New York, New York 10036. The Fund commenced operations on May 15, 1973.

PART 2 - THE PROPOSALS

                                   PROPOSAL 1
                            THE ELECTION OF DIRECTORS

        The persons named as proxies on the WHITE proxy card enclosed with this Proxy Statement intend to vote at the Meeting for the election of the nominees named below (the "Nominees") to serve as Directors of the Fund until the next Annual Meeting and until their successors are duly elected and qualified. Each Nominee was previously elected as a Director of the Fund by the Fund's shareholders at the meeting of shareholders held on May 9, 2000. Each Nominee has consented to be named in this Proxy Statement and has agreed to serve if elected. If any Nominee should be unable to serve, an event not now anticipated, the persons named as proxies will vote for such other Nominee as may be proposed by Management.

Information Concerning Nominees

        The following table sets forth the age, positions and offices with the Fund, principal occupation or employment during the past five years and other directorships, if any, of each Nominee.

------------------------ ------ ----------------------- -----------------------------------------
                                Positions and Offices     Principal Occupation or Employment;
         Name            Age        with the Fund                 Other Directorships
------------------------ ------ ----------------------- -----------------------------------------
Perry W. Skjelbred*      53     Director since 1993     President and CEO of the Fund since
                                Chairman, President     April 2001; Founder, CEO, Enterprise
                                and Chief Executive     Capital Inc. (financial services firm),
                                Officer since April     since 1993;  Founder, CEO, American
                                2001                    Infrastructure, Inc. (construction
                                                        services),  1989 to 1993;  Senior Vice
                                                        President and Chief Investment Officer,
                                                        NATIONAR, Inc. (financial services),
                                                        1986 to 1989;  Director: Enterprise
                                                        Capital, Inc., Medical Marketing Group,
                                                        Inc. (medical billing consultants)
------------------------ ------ ----------------------- -----------------------------------------
Geoffrey J. O'Connor     54     Director since 1999     Attorney,  private practice.
------------------------ ------ ----------------------- -----------------------------------------
John H. Reilly           73     Director since 1996     Attorney,  Member of Dickerson & Reilly
                                                        (law firm).
------------------------ ------ ----------------------- -----------------------------------------
Townsend Brown, II*      70     Director since 1992     President and CEO of the Fund from 1992
                                                        to April 2001;  Attorney;  Senior Vice
                                                        President of U.S. Trust Company of New
                                                        York (investment management company),
                                                        1978 to 1992.
------------------------ ------ ----------------------- -----------------------------------------
Philip J. Tilearcio      47     Director since 1993     Investor
------------------------ ------ ----------------------- -----------------------------------------

----------------
*An "interested person" of the Fund within the meaning of the 1940 Act.

        The Board of Directors has a standing Audit Committee consisting of Mr. Geoffrey J. O'Connor, Mr. John H. Reilly and Mr. Philip J. Tilearcio, none of whom is an "interested person" of the Fund within the meaning of the 1940 Act. The Audit Committee held one meeting during the year ended December 31, 2000. The functions performed by the Audit Committee include making recommendations with respect to engaging and discharging the Fund's independent auditors, reviewing with the Fund's independent  auditors  the plan and  results of the
annual examination of the Fund's financial statements, reviewing the scope and results of the Fund's procedures for internal auditing, reviewing the independence of the Fund's auditors, considering the range of audit fees and reviewing the adequacy of the Fund's system of internal accounting controls.

        The Fund's Board of Directors held six meetings during the year ended December 31, 2000 and ten meetings to date during 2001.

        The By-Laws of the Fund provide that the Fund will indemnify its officers and Directors on the terms, to the extent and subject to the conditions prescribed by the Business Corporation Law of the State of New York, the 1940 Act, and the rules and regulations thereunder, and subject to such other conditions as the Board of Directors may in its discretion impose.

        To the extent permitted by the Business Corporation Law of the State of New York, the 1940 Act, and the rules and regulations thereunder, the Fund may purchase and maintain on behalf of any person who may be indemnified under the By-Laws, insurance covering any risks in respect of which he may be indemnified by the Fund.

Information Concerning Executive Officers

        The following table sets forth the age, positions and offices with the Fund and principal occupation or employment during the past five years of each of the Fund's executive officers.

------------------------ ------ ----------------------- -----------------------------------------
                                Positions and Offices
         Name            Age        with the Fund          Principal Occupation or Employment
------------------------ ------ ----------------------- -----------------------------------------
Perry W. Skjelbred       53     Chairman, President     Founder and CEO of Enterprise Capital
                                and Chief Executive     Inc. since 1993.
                                Officer since April
                                2001
------------------------ ------ ----------------------- -----------------------------------------
Robert D. Cummings       56     Secretary and           Manager of the Common Trust Funds
                                Treasurer since April   Department of U.S. Trust Company of New
                                9, 1992                 York since 1980; Sr. Vice President
                                                        since April 2001.
------------------------ ------ ----------------------- -----------------------------------------


        Mr. Skjelbred was elected as President of the Fund effective as of April 3, 2001, following Mr. Brown's resignation as Chairman, President and CEO. Mr. Cummings was re-elected by the Board of Directors on May 9, 2000, to serve until the meeting of the Board of Directors scheduled to take place immediately after the Meeting, and until his successor is duly elected and qualified.

Compensation of and Transactions with Executive Officers and Directors

        The following table describes the compensation paid during the last fiscal year to each Director and Nominee.

------------------------ ----------------- --------------------------- --------------------------
                         Total Pension or        Retirement
                           Compensation     Benefits Accrued as Part   Estimated Annual Benefit
    Name of Person          From Fund           of Fund Expenses            Upon Retirement
------------------------ ----------------- --------------------------- --------------------------
Townsend Brown, II           $53,603                  None                       None
------------------------ ----------------- --------------------------- --------------------------
Edwin A. Heard               $1,950*                  None                       None
------------------------ ----------------- --------------------------- --------------------------
Geoffrey J. O'Connor          $6,900                  None                       None
------------------------ ----------------- --------------------------- --------------------------
John H. Reilly                $6,900                  None                       None
------------------------ ----------------- --------------------------- --------------------------
Perry W. Skjelbred            $6,900                  None                       None
------------------------ ----------------- --------------------------- --------------------------
Philip J. Tilearcio           $6,900                  None                       None
------------------------ ----------------- --------------------------- --------------------------

-------------------
*Edwin A. Heard resigned as a Director on March 10, 2000 and was only compensated until such date.

        Townsend Brown, II was party to an employment agreement (the "Employment Agreement") with the Fund which provided for a ten year term commencing on May 4, 1994. Under the Employment

Agreement, in the event of a termination of Mr. Brown by the Fund without "Cause" or by Mr. Brown for "Good Reason" (as each such term is defined in the Employment Agreement), the Fund was required to pay Mr. Brown a lump sum payment equal to his then current salary for the remainder of the employment term and an annualized 3% compound interest on such amount. In addition, under the Employment Agreement, the Fund was required to make Mr. Brown whole for any excise taxes imposed upon him under Section 4999 of the Internal Revenue Code as a result of payments made to him by the Fund in connection with his termination. On April 2, 2001, Mr. Brown terminated the Employment Agreement for Good Reason and resigned as President and CEO of the Fund. Thereafter, the Fund made a severance payment to Mr. Brown of approximately $181,500.

Security Ownership of Officers and Directors and Nominees

        The following table sets forth information as of December 31, 2000, with respect to beneficial ownership of the Fund's common stock, par value $.01 per share, by Directors individually and officers and Directors as a group.

--------------------------------- ---------------------------- ---------------------------------
                                    Number of Shares and
Name of Individual or Number of      Nature of Beneficial      Percentage of Total Outstanding
        Persons in Group                   Ownership                Shares of Common Stock
--------------------------------- ---------------------------- ---------------------------------
Townsend Brown, II                         1,100  (1)                        (2)
--------------------------------- ---------------------------- ---------------------------------
Geoffrey J. O'Connor                         100  (1)                        (2)
--------------------------------- ---------------------------- ---------------------------------
John H. Reilly                               100  (1)                        (2)
--------------------------------- ---------------------------- ---------------------------------
Perry W. Skjelbred                         1,000  (1)                        (2)
--------------------------------- ---------------------------- ---------------------------------
Philip J. Tilearcio                          100  (1)                        (2)
--------------------------------- ---------------------------- ---------------------------------
Robert D. Cummings                                -0-                        (2)
--------------------------------- ---------------------------- ---------------------------------
All Officers and Directors of       2,400 (of record)                        (2)
the Fund as a group (six)                         (1)
--------------------------------- ---------------------------- ---------------------------------

-------------------
(1)     Sole voting and sole investment power.
(2)     Amount does not exceed 1%.

        Directors are elected by the affirmative vote of a plurality of the shares present in person or by proxy at the Meeting.

               The Board of Directors recommends that you vote FOR election of the Nominees as Directors of the Fund.

                                   PROPOSAL 2
               THE APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT

General Information

        U.S. Trust Company of New York ("U.S. Trust"), the Fund's current investment adviser, no longer wants to provide investment management services to the Fund. The Fund believes that this decision is not related to any particular Fund activity, including performance, but represents a business decision on the part of U.S. Trust to focus on different areas of the financial services industry. The Directors seek shareholder approval of a new investment advisory agreement with Rafferty Capital Markets, LLC ("Rafferty"). If approved, the Fund will terminate its current advisory agreement with U.S. Trust and execute a new investment advisory agreement with Rafferty. If the new investment advisory agreement is not approved by shareholders, the Directors will consider other alternatives, including seeking other investment advisers or internally managing the Fund's investments. The Directors anticipate that U.S. Trust will elect to terminate its existing investment advisory agreement upon notice, regardless of whether shareholders approve the new investment advisory agreement.

        In order to change investment advisers, a new investment advisory agreement must be approved by shareholder vote. Importantly, at the Meeting, shareholders are being asked to approve a proposed new advisory agreement between the Fund and Rafferty (the "Proposed Advisory Agreement"). The Board of Directors, including a majority of the independent Directors, approved the Proposed Advisory Agreement at a meeting held on February 6, 2001. A form of the Proposed Advisory Agreement is attached as Appendix A. The Fund will not pay any additional advisory fees under the Proposed Advisory Agreement.

        If Proposal 3 is approved, even if the Proposed Advisory Agreement is approved by the Fund's shareholders, the Company will not enter into the Proposed Advisory Agreement with Rafferty.

The Current Advisory Agreement

        The Fund's current investment adviser, U.S. Trust, has provided investment advisory and administrative services to the Fund since the Fund's commencement of operations on May 15, 1973. The current advisory agreement was approved by the Board of Directors on March 14, 2000 and ratified by the shareholders of the Fund on May 9, 2000 (the "Current Advisory Agreement") and by its terms expires on May 9, 2002, unless it is renewed.

        Under the Current Advisory Agreement, U.S. Trust formulates a continuing program for the management of the assets and resources of the Fund, provides a full range of advice and recommendations, including recommendations regarding specific securities to be purchased or sold by the Fund, and obtains and evaluates statistical, economic and other research information with respect to the economy, business, securities markets and types of securities, all in conformity with the Fund's investment objectives and policies. In addition to providing investment advisory services, U.S. Trust, at its own expense, provides portfolio trading facilities and makes available to the Fund appropriate executive, investment, clerical and other personnel as well as computer and other services for the conduct of its investment business and the administration of its affairs. U.S. Trust compensates all Fund personnel and officers (other than the President) and those Fund Directors who are officers or employees of U.S. Trust. U.S. Trust at its expense also provides the Fund with office space and facilities and business equipment and pays the cost of keeping the Fund's books and records.

        For the services rendered and the expenses assumed by U.S. Trust under the Current Advisory Agreement, the Fund pays U.S. Trust an annual fee at the rate of 0.50% of the Fund's net asset value up to and including $100,000,000, 0.40% of such net asset value over $100,000,000 up to and including $200,000,000 and 0.30% of such asset value over $200,000,000. The investment advisory fee is computed quarterly on the basis of the net asset value as of last day of each quarter.

        The Fund is responsible for the payment of all its expenses that are not specifically assumed by U.S. Trust under the Current Advisory Agreement. However, in the event in any year the sum of the Fund's expenses (including U.S. Trust's investment advisory fee but excluding interest, taxes and brokerage commissions relating to the purchase or sale of portfolio securities, the Fund's expenses of future public offerings of its shares and extraordinary expenses beyond U.S. Trust's control) exceeds 1 1/2% of the average value of the Fund's net assets during such year up to $30,000,000, plus 1% of the average value of the Fund's net assets during such year in excess of $30,000,000, U.S. Trust is obligated to reimburse the Fund promptly for such excess expenses. In addition, under the Current Advisory Agreement, U.S. Trust is not responsible for any mistake in judgment or in any event whatsoever except for lack of good faith or for any conduct on U.S. Trust's part constituting a breach of fiduciary duty involving personal misconduct in respect of the Fund, so long as such judgment or other event does not constitute willful malfeasance, bad faith, gross negligence in the performance of U.S. Trust's duties or reckless disregard of its obligations and duties under the Current Advisory Agreement.

        Under the Current Advisory Agreement, U.S. Trust is not liable to the Fund for any error of judgment by U.S. Trust or any loss sustained by the Fund except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited as provided in the 1940 Act) or of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

        The terms of the Proposed Advisory Agreement (including the investment advisory fee) are identical to the terms of the Current Advisory Agreement, except for the name of the investment adviser and the voluntary waiver of a portion of the fees to permit the Fund to obtain administrative services from another party.

Description of the Proposed Advisory Agreement

        A copy of the Proposed Advisory Agreement is attached to this Proxy Statement as Appendix A. The description of the Proposed Advisory Agreement that follows is qualified in its entirety by reference to Appendix A. If adopted, the Proposed Advisory Agreement will continue in effect for two years after its first approval by shareholders, and thereafter from year to year, subject to its annual approval by the Board of Directors.

        Under the Proposed Advisory Agreement, Rafferty would formulate a continuing program for the management of the assets and resources of the Fund, provide a full range of advice and recommendations, including recommendations regarding specific securities to be purchased or sold by the Fund, and obtain and evaluate statistical, economic and other research information with respect to the economy, business, securities markets and types of securities, all in conformity with the Fund's investment objectives and policies. In addition to providing investment advisory services, Rafferty, at its own expense, would provide portfolio trading facilities and make available to the Fund appropriate executive, investment, clerical and other personnel as well as computer and other services for the conduct of its investment business and the administration of its affairs. Rafferty would compensate all Fund personnel and officers (other than the President) and those Fund Directors who are officers or employees of Rafferty. Rafferty at its expense would also provide the Fund with office space and facilities and business equipment.

        For the services rendered and the expenses assumed by Rafferty under the Proposed Advisory Agreement, the Fund would pay Rafferty an annual fee at the rate of 0.5% of the Fund's net asset value up to and including $100,000,000, 0.4% of such net asset value over $100,000,000 up to and including $200,000,000 and 0.3% of such asset value over $200,000,000. The investment advisory fee would be computed quarterly on the basis of the net asset value as of last day of each quarter.

        Rafferty has voluntarily agreed to waive 0.25% of its fee on the first $100,000,000 of assets of the Fund. This voluntary waiver by Rafferty was arranged with Firstar Mutual Fund Services, LLC ("Firstar") so that Firstar can be compensated for fund administration and compliance, fund accounting, custody, and transfer agency services, services that were formerly provided by U.S. Trust. There is no compensation or other monetary benefit from Firstar in its capacity as an administrative service provider to Rafferty in its capacity as investment adviser to the Fund resulting from this waiver. Firstar will enter separate service agreements for each of the above-mentioned services with the Fund.

        The Fund would be responsible for the payment of all its expenses, which are not specifically assumed by Rafferty under the Proposed Advisory Agreement. However, in the event in any year the sum of the Fund's expenses (including Rafferty's investment advisory fee but excluding interest, taxes and brokerage commissions relating to the purchase or sale of portfolio securities, the Fund's expenses of future public offerings of its shares and extraordinary expenses beyond Rafferty's control) were to exceed 1 1/2% of the average value of the Fund's net assets during such year up to $30,000,000, plus 1% of the average value of the Fund's net assets during such year in excess of $30,000,000, Rafferty would be obligated to reimburse the Fund promptly for such excess expenses. In addition, under the Proposed Advisory Agreement, Rafferty would not be responsible for any mistake in judgment or in any event whatsoever except for lack of good faith or for any conduct on Rafferty's part constituting a breach of fiduciary duty involving personal misconduct in respect of the Fund, so long as such judgment or other event does not constitute willful malfeasance, bad faith, gross negligence in the performance of Rafferty's duties or reckless disregard of its obligations and duties under the Proposed Advisory Agreement.

        The Proposed Advisory Agreement will be dated September 13, 2001 (or the next day after receipt of shareholder approval). The Proposed Advisory Agreement would continue in effect for two years from September 13, 2001 and thereafter would continue from year to year provided such continuance is specifically approved at least annually (i) by the vote of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act, entitled to vote at the Annual Meeting or by its Board of Directors and (ii) by the vote of a majority of the Directors of the Fund who are not parties to the contract or "interested persons" (as defined in the 1940 Act) of the Fund or Rafferty. The Proposed Advisory Agreement is terminable on 60 days' written notice by either party thereto and will terminate automatically if assigned.

        The foregoing description of the Proposed Advisory Agreement does not purport to be complete but contains a summary of the material provisions thereof. The complete Proposed Advisory Agreement is attached as Appendix A.

Information Regarding the Proposed New Investment Adviser

        Rafferty Capital Markets, LLC, the proposed new investment adviser, maintains its principal offices at 1311 Mamaroneck Avenue, Suite 140, White Plains, New York. Rafferty is a New York limited liability company and a wholly owned subsidiary of Rafferty Holdings, LLC, a holding company comprised of several service-oriented businesses. As of December 31, 2000, Rafferty had approximately $150,000,000 in aggregate assets under management. Rafferty is also a registered broker-dealer providing mutual fund distribution services to mutual fund companies around the country. The principals of Rafferty and their principal occupations are as follows:


---------------------- ---------------------------------------- ---------------------------------
                       Position with Rafferty Capital           Position with Rafferty
Name                   Markets, LLC                             Holdings, LLC
---------------------- ---------------------------------------- ---------------------------------
Thomas A. Mulrooney    President and Manager                    None
---------------------- ---------------------------------------- ---------------------------------
Stephen P. Sprague     Secretary, Treasurer, and Chief          Chief Financial Officer and
                       Financial Officer                        Secretary
---------------------- ---------------------------------------- ---------------------------------
Lawrence C. Rafferty   None                                     Chief Executive Officer
---------------------- ---------------------------------------- ---------------------------------

        No officer or director of the Fund is an officer, employee or shareholder of Rafferty or owns securities or has any other material direct or indirect interest in Rafferty or any other person controlling, controlled by or under common control with Rafferty. Rafferty renders investment advisory and related services to clients other than the Fund with similar or different investment objectives and policies.

The Evaluation by the Board of Directors

        At a meeting held on February 6, 2001, the Directors of the Fund considered information with respect to whether the Proposed Advisory Agreement with Rafferty was in the best interests of the Fund and its shareholders. After consideration, the Directors decided to recommend that the Fund's shareholders vote to approve the Proposed Advisory Agreement.

        In coming to this recommendation, the Directors considered a wide range of information about Rafferty and the Fund, of the type normally considered when determining whether to continue a Fund's advisory agreement as in effect from year to year. The Directors considered information about, among other things:

        o Rafferty, its business organization, financial resources, personnel (including particularly those personnel with responsibilities for providing services to the Fund), and investment process;

        o       the terms of the Proposed Advisory Agreement;

        o the scope and quality of the services that Rafferty can provide to the Fund;

        o the Fund's investment performance and the performance of similar funds managed by other advisers;

        o the advisory fee rates payable to Rafferty by the Fund and by other client accounts managed by Rafferty, and payable by similar funds managed by other advisers;

        o the total expense ratio of the Fund and of similar funds managed by other advisers; and

        o Rafferty's practices regarding the selection and compensation of broker-dealers that execute portfolio transactions for the Fund, and the allocation of transactions among the Fund and other investment accounts managed by Rafferty.

        In addition to reviewing these kinds of information, which the Directors regularly consider on an annual or more frequent basis, the Directors gave particular consideration to matters relating to certain aspects of the Fund, including:

        o that the Fund has essentially had a single investment adviser since inception;

        o       that,   based  on  its   investment   objective  and  investment
                strategies, the Fund does not need many of the services typically provided by many other investment advisers;

        o that Rafferty has agreed to waive a portion of its fees and the Fund's existing expense limitation structure would remain in place; and

        o       that  the  Fund  generally   seeks  to  maintain  low  portfolio
                turnover.

        The Directors considered the nature and quality of services expected to be provided by Rafferty and information regarding fees, expense ratios and performance. In evaluating Rafferty's ability to provide services to the Fund, the Directors specifically considered Rafferty's management experience and information concerning Rafferty's business organization, financial resources and personnel. The Directors noted that the parent holding company of Rafferty has another subsidiary that provides mutual fund advisory services to another family of funds utilizing different investment strategies. The Directors noted that Rafferty has sufficient depth and experience in the relevant market to provide advisory services of the type required by the Fund. The Directors noted that Rafferty has a substantial amount of assets under management and is affiliated with a broker-dealer. The Directors also concluded that in view of the Fund's low portfolio turnover, Rafferty would be able to provide the necessary qualitative advisory services commensurate with the Fund's investment objectives and strategies, including controlling portfolio turnover and brokerage costs. The Directors also considered that Rafferty provides mutual fund distribution services to open-end mutual fund companies around the country.

        In considering the level of fees to be paid by the Fund, the Directors specifically noted that the Proposed Advisory Agreement is substantially the same as the Current Advisory Agreement (except as noted above) and that the contractual advisory fee rate payable by the Fund under the Proposed Advisory Agreement would be identical to that payable under the Current Advisory Agreement.

        In addition, the Directors considered that Rafferty has voluntarily agreed to waive 0.25% of its fee on the first $100,000,000 of assets of the Fund. The voluntary waiver effectively reduces by half the amount of fees payable for investment advisory services and guarantees that the Fund will pay no greater aggregate costs than it currently pays to receive investment advisory and administration services.

        Based upon its review, the Directors concluded that the Proposed Advisory Agreement with Rafferty is reasonable, fair and in the best interests of the Fund and its shareholders, and that the fees provided in the Proposed Advisory Agreement are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

        Approval of the Proposed Advisory Agreement requires the affirmative vote of the holders of (i) 67% of the Fund's voting securities, as defined in the 1940 Act, present and entitled to vote at the Annual Meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy at the Annual Meeting or (ii) a majority of the Fund's outstanding voting securities, whichever is less.

         The Board of Directors of the Fund recommends that you vote FOR approval of the new investment advisory agreement.

                                   PROPOSAL 3
                             THE PLAN OF LIQUIDATION

        At the Meeting, shareholders will be asked to consider and vote upon a proposal to approve the complete liquidation and subsequent dissolution of the Fund pursuant to the plan of liquidation attached to this Proxy Statement as Appendix B (the "Plan"). Upon the approval of the Plan at the Meeting by two-thirds of the votes of all outstanding shares of the Fund's common stock, the Plan will become effective. Pursuant to the terms of the Plan, the Fund, without further action by the shareholders (except as such action may be required by law or as our board may deem appropriate), will be liquidated and dissolved after payment of, or provision for the payment of, the Fund's accrued and contingent liabilities, claims and liquidation expenses. The proceeds from the sale of all of the Fund's assets will be distributed to the shareholders or the assets will be placed in a liquidating trust for the benefit of the shareholders. The summary description of the Plan set forth herein is qualified in its entirety by reference to the full text of the Plan as attached hereto and the relevant provisions of the New York Business Corporation Law.

        In the event that the Fund's shareholders do not approve the Plan, the Fund will continue to operate as an investment company, with the same investment objectives as in the past.

Background

        The Fund originally scheduled its 2001 Annual Meeting of Shareholders for April 17, 2001. The Fund failed to obtain a sufficient number of votes to constitute a quorum to conduct business at such meeting. As a result, the Fund adjourned the meeting four times in an effort to obtain a quorum.

        In connection with the 2001 Annual Meeting of Shareholders originally scheduled for April 17, 2001, one of the Fund's shareholders solicited proxies for a slate of directors in opposition to the nominees proposed by management. In his proxy materials, such soliciting shareholder expressed concern about the discount (the "NAV Discount") between the Fund's net asset value and the price at which shares traded on the New York Stock Exchange, Inc. During the course of solicitation of proxies for the 2001 Annual Meeting of Shareholders, a significant shareholder of the Fund also expressed concern about the NAV
Discount and suggested that the Board consider measures to reduce the NAV Discount.

        On May 4, 2001, the Board announced the Fund's adoption of a share repurchase program. The Board believed that adoption of such a program might enhance value for shareholders by reducing the NAV Discount and providing some additional liquidity for shareholders who desire to sell their shares in the Fund.

        At the May 15, 2001 adjournment of the 2001 Annual Meeting of Shareholders, the fourth adjournment of such meeting, in light of the continuing inability to obtain a quorum to conduct business, the Board decided to terminate the 2001 Annual Meeting of Shareholders and review the alternatives available to the Fund.

        As of the time of the termination of the 2001 Annual Meeting of Shareholders, shareholders holding an aggregate of approximately 39.5 % of the Fund's outstanding shares had voted in favor of management's proposed slate of directors and shareholders holding an aggregate of approximately 7.8% of the Fund's outstanding votes had voted in favor of the slate of directors proposed by a shareholder in opposition to the Board's nominees.

Reasons for the Liquidation

        Following the termination of the 2001 Annual Meeting of Shareholders on May 15, 2001, the Board undertook a review of the Fund's alternatives for addressing the NAV Discount, including converting the Fund into an open-end mutual fund, merging the Fund with another fund, or liquidating the Fund. Based on its findings, the Board of Directors determined that open-ending the Fund at this time is not appropriate because: (a) the Fund's investment flexibility would be limited because of the need to retain significant liquid assets to fund redemptions and (b) the cost to open-end the Fund (including required distribution related fees) would be prohibitive to those shareholders who remain following the conversion since it is anticipated that heavy redemptions will occur after the conversion which would likely increase the Fund's operating expense ratio to an unacceptable level. The Board of Directors believes that the form of the Fund currently serves the investment objectives of existing shareholders who chose to purchase shares of a closed end fund with our investment philosophy and, therefore, a change in format would not be necessary or appropriate at this time. The Board of Directors also considered merging or combining the Fund with another fund. The Board of Directors is unaware of any open-end funds with existing asset bases that would desire to merge with the Fund in light of the high costs associated with a merger and the likelihood that many of the Fund's shareholders would be likely to redeem their shares shortly after a merger. The Board of Directors also observed that a merger with a closed-end fund would be unlikely to address the NAV Discount since most other closed-end funds trade at discounts.

        Based upon its review, the Board has authorized the Plan and is presenting the Plan to the Fund's shareholders for their approval because of the expressed desire of certain shareholders to eliminate the NAV Discount and the Fund's inability to obtain a quorum for the 2001 Annual Meeting of Shareholders originally scheduled for April 17, 2001. For the reasons set forth above, the Board believes that the only truly effective means of reducing the NAV Discount is to sell and distribute to the shareholders the value of the Fund's underlying assets and terminate the Fund's existence, and believes that in light of current circumstances, shareholders of the Fund should be given the option of choosing to liquidate the Fund and receive a liquidating dividend approximately equal to net asset value. In the event that the requisite shareholder approval is not obtained, the Board has determined that the best course of action is to continue the operation of the Fund with the same investment objectives as in the past.

                 SUMMARY OF PLAN OF LIQUIDATION AND DISSOLUTION

        The following summary does not purport to be complete and is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the Plan which is attached hereto as Appendix B. Shareholders are urged to read the Plan in its entirety.

        Effective Date of the Plan and Cessation of the Fund's Activities as an Investment Company. The Plan will become effective only upon its adoption and approval by the holders of two-thirds of the issued and outstanding shares of the Fund (the "Effective Date"). Following this event, the Fund (i) will cease to invest its assets in accordance with its investment objective, (ii) will not engage in any business activities except for the purpose of paying, satisfying, and discharging any existing debts and obligations, collecting and distributing its assets, and doing all other acts required to liquidate and wind up its business and affairs and (iii) will dissolve in accordance with the Plan and the Fund will sign and deliver to the New York State Department of State a Certificate of Dissolution (Plan, Sections 1-2, 5 and 12). The Fund will, nonetheless, continue to meet the source of income, asset diversification and distribution requirements applicable to regulated investment companies through the last day of its final taxable year ending on liquidation.

        Transferability of Shares; NYSE Listing. Prior to the filing of the articles of dissolution, our common shares will continue to be transferable, and our stockholders will continue to have the rights that applicable law and our declaration of trust confer on our stockholders. We anticipate that the market price of our common shares may decline as we make liquidating distributions to our stockholders. We currently intend to maintain the listing of our common shares on the New York Stock Exchange until the shares are no longer eligible for listing. If our common stock were to be delisted, trading of the common stock would most likely be conducted in the over-the-counter market on an electronic bulletin board established for unlisted securities in what are commonly referred to as the "pink sheets" (Plan, Section 3).

        Liquidation Distributions. The distribution of the Fund's assets will be made in up to two cash payments in complete cancellation of all the outstanding shares of capital stock of the Fund. The first distribution of the Fund's assets (the "First Distribution") is expected to consist of cash representing the sum of substantially all the assets of the Fund, less an estimated amount necessary to discharge any (a) unpaid liabilities and obligations of the Fund on the Fund's books on the First Distribution date, and (b) liabilities as the Board of Directors reasonably deem to exist against the assets of the Fund on the Fund's books. The First Distribution will occur as soon as practicable and if possible within 30 days after the Effective Date. However, there can be no assurance that the Fund will be able to declare and pay the First Distribution. If the First
Distribution is declared and paid, the amount of the First Distribution currently is uncertain. A second distribution (the "Second Distribution"), if necessary, is anticipated to be made within 90 days after the First Distribution and will consist of cash from any assets remaining after payment of expenses, the proceeds of any sale of assets of the Fund under the Plan not sold prior to the First Distribution and any other miscellaneous income of the Fund.

        Each shareholder not holding stock certificates of the Fund will receive liquidating distributions equal to the shareholder's proportionate interest in the net assets of the Fund. Each shareholder holding stock certificates of the Fund will receive a confirmation showing such shareholder's proportionate interest in the net assets of the Fund with an advice that such shareholder will be paid in cash upon return of the stock certificate. Shareholders holding stock certificates should consider arranging with the Fund's transfer agent a return of their certificates in advance of any liquidating distributions in order to facilitate payments to them. The transfer agent is Firstar, located at 615 E. Michigan Street, Milwaukee, Wisconsin 53202. They can be reached at 1-800-637-7549. All shareholders will receive information concerning the sources of the liquidating distribution (Plan, Section 7).

        Expenses of Liquidation and Dissolution. All of the expenses incurred by the Fund in carrying out the Plan will be borne by the Fund (Plan, Section 8).

        Amendment or Abandonment of the Plan. The Plan provides that the Board of Directors has the authority to authorize such non-material variations from or non-material amendments of the provisions of the Plan (other than the terms of the liquidating distributions) at any time without shareholder approval, if the Board of Directors determines that such action would be advisable and in the best interests of the Fund and its shareholders in accordance with the laws of the State of New York and the purposes to be accomplished by the Plan. In addition, the Board of Directors may abandon the Plan, with stockholder approval, prior to the filing of a certificate of dissolution with the New York State Department of State if the Board of Directors determines that such abandonment would be advisable and in the best interests of the Fund and its shareholders (Plan, Sections 9 and 10). However, it is the Board of Directors' current intention to liquidate and dissolve the Fund as soon as practicable, if the Plan is approved by the Fund's shareholders.

                    RISK FACTORS RELATING TO THE LIQUIDATION

        In addition to the other information included elsewhere in this proxy statement, the following factors should be considered carefully in determining whether to vote in favor of the proposal to approve the plan of liquidation.

Estimates of the Net Proceeds to be Received by Shareholders From the Aggregate Distributions May Not be Realized.

        There can be no assurance that any of the estimates set forth in this proxy statement under "Distribution Amounts" below will be realized. Shareholders, in determining whether to vote in favor of the proposal to approve the plan of liquidation, are cautioned not to attribute undue certainty to any estimates set forth herein. Such estimates are based on a variety of assumptions relating to the value of our assets, the amount of our liabilities and expenses to be paid in the future, general business and economic conditions and other matters. The amount to be distributed to shareholders is based on our current estimates and is subject to various and significant uncertainties, many of which are beyond our control, that could cause the actual results to differ materially from our expectations. Examples of uncertainties that could cause the aggregate amount of distributions to be less than our estimates include the following:

        o The value of our assets and the time required to sell our assets may change due to a number of factors beyond our control.

        o Our estimate of net distributable cash resulting from our liquidation and dissolution is based on estimates of the costs and expenses of the liquidation. If actual costs and expenses exceed such estimated amount, actual aggregate distributions to shareholders as a result of the liquidation could be less than estimated.

        o If liabilities, unknown or contingent at the time of the mailing of this proxy statement, later arise which must be satisfied or reserved for as part of the plan of liquidation, the aggregate amount of distribution to shareholders as a result of the plan of liquidation could be less than estimated.

        o Delays in consummating the plan of liquidation could result in additional expenses and result in actual aggregate distributions to shareholders less than our estimated amount.

Anticipated Timing of Liquidation May Not be Achieved

        Immediately after the Meeting, if the plan of liquidation is approved by shareholders, we intend to proceed with the orderly sale of our assets and subsequently sign and deliver to the New York State Department of State a certificate of dissolution. Although we anticipate that we will substantially complete the sale of our assets and make the first payment of liquidation proceeds as soon as practicable after the adoption of the Plan, the completion of the overall liquidation may continue for an extended period (such as where the Board of Directors determines that it is in the best interests of our shareholders that some assets be placed into a liquidating trust, which could delay the receipt by shareholders of the final proceeds of the liquidation).

The Liquidation May Not Result in Greater Returns to Shareholders Than our Continuing as a Going Concern

        We cannot assure you that the plan of liquidation will result in greater returns to shareholders than our continuing as a going concern. If the plan of liquidation is not approved at the Meeting, the Board of Directors intends to continue managing the Fund and its assets substantially as they are currently being managed.

Increases in Interest Rates or Spreads May Adversely Affect Net Proceeds

        The fair values of our investments in securities are dependent upon, and are sensitive to changes in, comparable-term interest rates in effect from time to time. Accordingly, increased interest rates could result in distributions to shareholders being less than estimated.

Decreases in the Underlying Value of the Fund's Assets may Adversely Affect Net Proceeds

        The underlying value of our assets may be adversely affected by a number of factors, in addition to changes in interest rates and spreads, that are beyond our control, including the following:

        o       adverse changes in economic conditions;

        o the ability of obligors on indebtedness of the Fund to make their payments;

        o       adverse changes in governmental rules and fiscal policies.

The Liquidity and the Market Price of our Shares Could Decrease

        As we sell our assets and we distribute liquidating distributions to shareholders, our market capitalization and "float" may diminish. Market interest in our shares may also diminish. This could reduce the market demand and liquidity for our shares, which may adversely affect the market price of our shares. In addition, our shares may become ineligible for listing on the New York Stock Exchange before the liquidation is finalized as a result of our failure to meet the exchange's listing criteria relating to trading volume, market value of shares, asset value or net income. If our shares are delisted, we expect that they will trade in the over-the-counter market. This would further decrease the market demand for and liquidity and price of our shares.

No Further Shareholder Approval Will Be Required

        The approval of the plan of liquidation requires the affirmative vote of the holders of two-thirds of all shares of our common stock outstanding and entitled to vote. If the Fund's shareholders approve the plan of liquidation, the Fund will be authorized to dispose of our assets without further approval of our shareholders.

                              DISTRIBUTION AMOUNTS

        The Fund's net asset value on July 31, 2001 was $40,000,002. At such date, the Fund had 2,169,091 shares outstanding. Accordingly, on July 31, 2001, the net asset value per share of the Fund was $18.44. The amounts to be distributed to stockholders of the Fund upon liquidation will be reduced by any remaining expenses of the Fund, including the expenses of the Fund in connection with the liquidation and portfolio transaction costs, as well as any costs incurred in resolving any claims that may arise against the Fund. Liquidation expenses are estimated to be approximately $200,000 (or approximately $.01 cent per share outstanding on July 31, 2001). Actual liquidation expenses and portfolio transaction costs may vary. Any increase in such costs will be funded from the cash assets of the Fund and will reduce the amount available for distribution to shareholders.

                         GENERAL INCOME TAX CONSEQUENCES

        The following is a general summary of the United States federal income tax consequences of the Plan and is limited in scope. Shareholders should consult with their own tax advisers for advice regarding the application of current United States federal income tax law to their particular situation and with respect to state, local and other tax consequences of the Plan.

        This summary is based, on the tax laws and regulations in effect on the date of this Proxy Statement, all of which are subject to change by legislative or administrative action, possibly with retroactive effect. While this summary discusses the effect of federal income tax provisions on the Fund resulting from its liquidation and dissolution, the Fund has not sought a ruling from the Internal Revenue Service (the "IRS") with respect to the liquidation and dissolution of the Fund. The statements below are, therefore, not binding upon the IRS, and there can be no assurance that the IRS will concur with this summary or that the tax consequences to any shareholder upon receipt of a liquidating distribution will be as set forth below.

        While this summary addresses some of the United States federal income tax consequences of the Plan, neither state nor local tax consequences of the Plan are discussed. Implementing the Plan may impose unanticipated tax consequences on shareholders and affect shareholders differently, depending on their particular tax situations independent from the Plan.

        The liquidating distributions received by a shareholder may consist of three elements: (i) a capital gain dividend to the extent of any net long-term capital gains recognized by the Fund during the final tax year; (ii) an ordinary income dividend to the extent of the Fund's ordinary income and short-term capital gains earned during the final tax year (over and above expenses) that have not previously been distributed; and (iii) a distribution treated as payment for the shareholder's shares. The Fund does currently expect to have undistributed ordinary income when its assets are liquidated. The composition of the actual liquidating distributions may vary due to changes in market conditions and the composition of the Fund's portfolio at the time its assets are sold. Prior to the last day of the Fund's final taxable year, the Board of Directors will authorize any capital gain dividend and ordinary income dividend to be distributed as part of the liquidating distribution. Within 60 days after the close of the Fund's final taxable year, the Fund will notify shareholders as to the portion, if any, of the liquidating distribution which constitutes a capital gain dividend and that which constitutes an ordinary income dividend.

        The Fund expects to retain its qualification as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), during the liquidation period and, therefore, expects to not be taxed on any of its net capital gains realized from the sale of its assets or ordinary income earned. In the unlikely event that the Fund should lose its status as a RIC during the liquidation process, the Fund would be subject to taxes which would reduce any or all of the three types of liquidating distributions.

        Any portion of a liquidating distribution paid under the Plan out of ordinary income or realized capital gains (i.e., a distribution described in (i) or (ii), above) will be taxed under the Code, in the same manner as any other distribution of the Fund. Accordingly, such amounts will be treated as ordinary income or capital gains, if so designated.

        The balance of any amount received upon liquidation (i.e., a distribution described in (iii), above) will be treated for federal income tax purposes as full payment in exchange for the shareholder's shares and will thus be treated as a taxable sale. Thus, a shareholder who is a United States resident or otherwise subject to United States income taxes will be taxed only to the extent the amount of the balance of the distribution exceeds his or her adjusted tax basis in such shares; if the amount received is less than his or her adjusted tax basis, the shareholder would recognize a loss. The shareholder's gain or loss will generally be a capital gain or capital loss if such shares are held as capital assets. If such shares, which are held as a capital asset, are held for more than one year, then any gain or loss will generally constitute a long-term capital gain or long-term capital loss, as the case may be, the gain being taxable to individual shareholders at a maximum rate of 20%. If the shareholder will have held the shares for one year or less, any gain or loss will be a short-term capital gain or loss and will be taxed at ordinary income tax rates.

        Corporate shareholders should note that there is no preferential federal income tax rate applicable to capital gains for corporations under the Code. Accordingly, all income recognized by a corporate shareholder pursuant to the liquidation of the Fund, regardless of its character as capital gains or ordinary income, will be subject to tax at the same federal income tax rate.

        Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax ("backup withholding") on the liquidating distribution (including (i) the capital gain dividend, (ii) the ordinary income dividend, and (iii) the distribution treated as payment for shares, as described above). Generally, shareholders subject to backup withholding will be those for whom no taxpayer identification number is on file with the Fund, those who, to the Fund's knowledge, have furnished an incorrect number, and those who underreport their tax liability. An individual's taxpayer identification number is his or her social security number. Certain shareholders specified in the Code may be exempt from backup withholding. The backup withholding tax is not an additional tax and may be credited against a taxpayer's federal income tax liability.

           IMPACT OF THE PLAN ON THE FUND'S STATUS UNDER THE 1940 ACT

        On the Effective Date, the Fund will cease doing business as a registered investment company and, as soon as practicable, will apply for deregistration under the 1940 Act. It is expected that the Securities and Exchange Commission (the "Commission") will issue an order approving the deregistration of the Fund if the Fund is no longer doing business as an investment company. Accordingly, the Plan provides for the eventual cessation of the Fund's activities as an investment company and its deregistration under the 1940 Act, and a vote in favor of the Plan will constitute a vote in favor of such a course of action (Plan, Sections 1, 2 and 9).

        Until the Fund's withdrawal as an investment company becomes effective, the Fund, as a registered investment company, will continue to be subject to and will comply with the 1940 Act.

                  PROCEDURE FOR DISSOLUTION UNDER NEW YORK LAW

        After the Effective Date, pursuant to New York Business Corporation Law, if at least two-thirds of the Fund's outstanding shares of common stock are voted for the proposed liquidation and dissolution of the Fund, a certificate of dissolution stating that the dissolution has been authorized will in due course be signed and delivered to the New York State Department of State, and will become effective upon the consent of the New York State tax commission to the dissolution. Upon the effective date of such Certificate of Dissolution, the Fund will be legally dissolved, but thereafter the Fund will continue to exist for the purpose of paying, satisfying, and discharging any existing debts or obligations, collecting and distributing its assets, and doing all other acts required to liquidate and wind up its business and affairs, but not for the purpose of continuing the business for which the Fund was organized.

                                APPRAISAL RIGHTS

        Shareholders will not be entitled to appraisal rights under New York law in connection with the Plan (Plan, Section 14).

                 The Board of Directors makes no recommendation regarding your vote with respect to the plan of liquidation.

                                   PROPOSAL 4
              TO RATIFY THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS

        The Audit Committee of the Board of Directors recommends, and the Board of Directors of the Fund, including a majority of those Directors who are not "interested persons" of the Fund, has selected PricewaterhouseCoopers LLP to act as the independent certified public accountants of the Fund for the fiscal year ending December 31, 2001. PricewaterhouseCoopers LLP has no material direct or indirect financial interest in the Fund. Management expects that representatives of PricewaterhouseCoopers LLP will be present at the Meeting with the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

        PricewaterhouseCoopers LLP has served as auditors since April of 1995. During the year ended December 31, 2000, PricewaterhouseCoopers LLP was engaged by the Fund: (1) to examine its financial statements as of December 31, 2000;
(2) to assist and consult with the Fund in connection with the preparation of the Fund's reports on Forms N-SAR and N-2 for filing with the Securities and Exchange Commission; and (3) to assist and consult with the Fund on tax matters.

        For   audit   services   rendered   in   connection   with   the   Fund,
PricewaterhouseCoopers LLP has been paid $19,751. Audit services included auditing the Fund's year-end financial statements and review of financial statements. PricewaterhouseCoopers LLP has not performed financial information systems design and implementation services, or any other services, other than audit services for the Fund.

        The ratification of the selection of PricewaterhouseCoopers LLP as auditors of the Fund requires the affirmative vote of the holders of (i) 67% of the Fund's voting securities, as defined in the 1940 Act, present and entitled to vote at the Annual Meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy at the Annual Meeting or (ii) a majority of the Fund's outstanding voting securities, whichever is less.

               The Board of Directors recommends that you vote FOR ratification of PricewaterhouseCoopers LLP as the independent certified public accountants of the Fund.

                                   PROPOSAL 5
                                   NAME CHANGE

        The Fund's Advisory Agreement with U.S. Trust requires that the Fund cease to use the term "Excelsior" in its name upon the termination of the Investment Advisory Agreement between the Fund and U.S. Trust. In anticipation of the termination of the Agreement, the Board of Directors of the Fund approved an amendment to the Fund's certificate of incorporation to change the name of the Fund to EIS Fund, Ltd. Under New York Business Corporation Law, shareholder approval is required for any amendment to a certificate of incorporation. The Fund is currently doing business as EIS Fund. Approval of the name change requires the affirmative vote of the holders of a majority of the Fund's outstanding voting securities. If the name change is approved by the Fund's shareholders, such change will become effective immediately following the filing of such change with the New York State Department of State.

               The Board of Directors recommends that you vote FOR ratification of the amendment to the Fund's certificate of incorporation to change the name of the Fund from Excelsior Income Shares, Inc. to EIS Fund, Ltd.

                                   PROPOSAL 6
                                  OTHER MATTERS

        The Board of Directors knows of no other matters to be presented at the Meeting other than those set forth in this Proxy Statement. If, however, any other business should properly come before the Meeting, the persons named on the accompanying proxy card will vote on such matters in accordance with their best judgment.

PART 3 - MORE ON PROXY VOTING

Record Date

        Only shareholders of record of the Fund at the close of business on the Record Date, August 10, 2001, are entitled to receive notice of the Meeting and may vote at the Meeting. As of the close of business on July 31, 2001, 2,169,091 shares of common stock, par value $.01 per share, of the Fund were issued and outstanding. Each share is entitled to one vote at the Meeting and each fractional share is entitled to a fractional vote. To the knowledge of the Fund, the following persons are beneficial owners of more than 5% of the Fund's outstanding shares:

--------------------------------- ------------------------------- -------------------------------
                                       Amount and nature of
Name and Address of Shareholder       beneficial ownership*              Percent of Fund
--------------------------------- ------------------------------- -------------------------------
Deep Discount Advisors, Inc.                 558,700                          25.8%
One West Pack Square                    Investment Adviser
Suite 777
Asheville, NC 28801
--------------------------------- ------------------------------- -------------------------------
Ron Olin Investment Management              349,900**                         16.1%
Company                                 Investment Adviser
One West Pack Square
Suite 777
Asheville, NC 28801
--------------------------------- ------------------------------- -------------------------------
First Union Corporation                     193,380***                         8.9%
One First Union Center
Charlotte, NC 28288-0137
--------------------------------- ------------------------------- -------------------------------

        * This table summarizes information contained in Schedules 13G and amendments thereto filed via EDGAR by Deep Discount Advisors, Inc. (filed February 5, 2001, Accession No. 0000938077-01-000005) (incorporating Schedule 13G filed by Ron Olin Investment Management Company) and First Union Corporation (filed February 14, 2001, Accession No. 0001074683-01-500034). The Fund has no knowledge of the ultimate beneficial interest holders of these securities.

        ** Includes 191,500 shares held by Ronald G. Olin, individually, according to Schedule 13G/A filed by Ronald G. Olin (filed February 5, 2001, Accession No. 0001109742-01-000003).

        *** The Fund believes that First Union Corporation is no longer the beneficial owner of such shares.


Quorum

        At least 51% of the Fund's shareholders must be present at the Meeting in person or by proxy to constitute a quorum for the transaction of business by the Fund. If a quorum of shareholders is not present, the persons named as proxies will have the power to adjourn the Meeting. If a quorum is present, but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares voted at the Meeting. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any adjournment if a quorum is present and sufficient votes have been received.

        If a proxy represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or if a proxy is marked with an abstention, the shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business but will not be voted. For this reason, abstentions and broker "non-votes" will have the effect of a "no" vote for purposes of obtaining the requisite approval of some of the proposals.

How Proxies Will Be Voted

        If the accompanying WHITE proxy card is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy card. If no instructions are specified, shares will be voted for proposed Items 1, 2, 3, 4, 5 and 6. Even if the enclosed proxy card is executed and returned, it may be revoked prior to its exercise. You may revoke your proxy at any time before it is exercised by submitting to the Fund a written notice of revocation, by submitting a new proxy card or by attending the shareholder meeting and casting your vote in person.

        When voting on a proposed adjournment, the persons named as proxies will vote all shares that they are entitled to vote with respect to each Item for the proposed adjournment, unless directed to disapprove the Item, in which case such shares will be voted against the proposed adjournment.

Proxy Solicitation

        The Company will retain Georgeson Shareholder Communications, Inc. ("Georgeson") to assist in the solicitation of proxies for the upcoming Meeting. The Company has agreed to indemnify Georgeson against certain liabilities and expenses in connection with these solicitations. Approximately 10 persons will be employed by Georgeson to solicit shareholders for the upcoming Meeting. The Fund's officers and investment adviser and administrators may also solicit proxies.

        Proxies may be solicited by mail, e-mail, telephone, telecopier, other forms of electronic communication and in person. Banks, brokers, custodians, nominees and fiduciaries will be requested to forward the solicitation materials to the beneficial owners of shares of the Company's common stock and the Company will reimburse them for their reasonable expenses for sending solicitation materials to the beneficial owners.

        The entire cost of soliciting proxies will be borne by the Fund. Customarily, the Fund's cost of soliciting proxies for the Fund's annual meeting of shareholders would be approximately $6,000. The Fund estimates that the costs of soliciting proxies for the upcoming Meeting will be approximately $15,000.

        If a proxy represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or if a proxy is marked with an abstention, the shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business but will not be voted. For this reason, abstentions and broker "non-votes" will have the effect of a "no" vote for purposes of obtaining the requisite approval of some of the proposals.

                   IF YOU DO NOT EXPECT TO ATTEND THE MEETING,
         PLEASE SIGN YOUR WHITE PROXY CARD PROMPTLY AND RETURN IT IN THE
            ENCLOSED ENVELOPE TO AVOID UNNECESSARY EXPENSE AND DELAY.
                            NO POSTAGE IS NECESSARY.


PART 4 - ADDITIONAL INFORMATION

Brokerage Commissions On Portfolio Transactions

        In accordance with the Fund's investment policies, its investments are in debt securities, which are generally traded through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable in such transactions. During the year ended December 31, 2000, all portfolio transactions were with principals. During 2000, the Fund's portfolio turnover rate was 15.87%.

Deadline for Shareholder Proposals

        In the event the plan of liquidation is not approved and the Fund continues in existence, proposals of shareholders intended to be presented at the Fund's Annual Meeting of Shareholders to be held in April 2002, must be received by the Fund, at its principal executive offices, by January 5, 2002, for inclusion in the Fund's proxy statement and proxy card relating to that meeting.

Your vote is important. Whether or not you intend to attend the Meeting, please fill in, date, sign and promptly return the enclosed WHITE proxy card in the postage paid, return envelope provided in order to avoid the additional expense of further proxy solicitation and to ensure that a quorum will be present at the meeting. Your proxy is revocable at any time before its use.



                                            By Order of the Board of Directors,

                                            Robert D. Cummings, Secretary
August 10, 2001

                                                                      APPENDIX A


                          INVESTMENT ADVISORY AGREEMENT

        THIS AGREEMENT made this ______ day of ________________, 2001, by and between Excelsior Income Shares d/b/a EIS Fund, a New York corporation ( the "Company"), and Rafferty Capital Markets, LLC, a New York limited liability company ( the "Adviser").

        In consideration of the mutual promises hereinafter set forth, the parties hereto agree as follows:

        1. The Adviser shall act as investment adviser for and shall make available trading desk facilities to the Company, subject to and upon the terms and conditions set forth in this Agreement. The Adviser may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as investment adviser to the Company under applicable law provided (i) that all persons, when providing services hereunder, are functioning as part of an organized group of persons;
(ii) the use of an affiliate's employees does not result in a change in control or management of the Adviser under the Investment Company Act of 1940 (the "1940 Act"); and (iii) the use of an affiliate's employees has been approved by the Board of Directors of the Company.

        2. In acting as investment adviser to the Company, the Adviser shall, on a non-discretionary basis, (a) formulate a continuing program to provide advice and recommendations for the management of the assets and resources of the Company in a manner consistent with the Company's investment objectives, policies and restrictions and the provisions of the 1940 Act and other applicable laws, and in this connection make specific recommendations and furnish advice to the Company regarding securities proposed for purchase and sale by the Company and the portion of its assets to be held in cash or cash equivalents in order to carry out such a program; (b) obtain and evaluate such research information relating to the economy, industries, businesses, securities markets and types of securities as it may deem necessary or useful in the discharge of its obligations hereunder or as may be reasonably requested by the Company; (c) generally take such other steps as the Adviser may deem necessary or appropriate in assisting in the implementation by the Company of such program, recommendations, advice and research information; and (d) make available to the Company, upon reasonable notice, officers or investment personnel of the Adviser for consultation with the officers and directors of the Company in connection with the Company's investment objectives and policies and also furnish to or place at the disposal of the Company such information, reports, evaluations, analyses and opinions formulated or obtained by the Adviser in the discharge of its duties hereunder as the Company may, at any time or from time to time, reasonably request or as the Adviser may deem helpful to the Company.

        3. In making available trading-desk facilities to the Company for the placement of purchase and sale orders to carry out portfolio transactions of the Company or for the clearance of transactions placed on behalf of the Company, orders acted upon by the Adviser will be done on a non-discretionary basis, and will be placed through such facilities consistent with the statements set forth under "Brokerage Commissions on Portfolio Transactions" in the Company's proxy statement dated April 5, 2000 (the "Proxy Statement"), receipt of a copy of which is hereby acknowledged by the Adviser. In accordance with the Company's investment policies, and as stated in the Proxy Statement, the Company's investments are in debt securities, which are generally traded through dealers acting for their own account, as principals and not as brokers; no brokerage commissions are payable in such transactions.

        4. The Adviser shall permit the Company to use the Adviser's corporate address as the Company's address of record. From time to time, the Adviser agrees to provide office space for the Company, as reasonably requested, for such events as Company board meetings.

        5. The Company shall pay or provide for the payment for its own account of all its expenses not specifically assumed by the Adviser as hereinbefore provided, which expenses shall include, without limitation, interest, taxes, brokerage commissions, compensation and expenses of directors of the Company, out-of-pocket expenses of officers of the Company in connection with any travel or other activities carried out on behalf of the Company other than in its office, legal and auditing expenses, fees and expenses of the custodian, transfer agent or other institutional agents, all expenses in connection with maintaining the registration of the Company under the 1940 Act and making reports thereunder and registering and qualifying the shares of common stock of the Company for issuance and sale under the Securities Act of 1933 and under "Blue Sky" laws of the various states, costs of engraving or printing the Company's stock certificates, the expenses of shareholders' meetings and of printing and mailing proxy materials, reports and notices to its shareholders, corporate filing fees, dues, fees and expenses relative to stock exchange listings and for membership in trade associations and costs of fidelity bonds and other bonding or insurance coverage requisite to the operations of the Company.

        6. For the services rendered and expenses assumed by the Adviser for the Company pursuant to this Agreement, the Company shall pay to the Adviser an annual fee at the rate of (a) 0.5% of the Company's net assets up to and including $100,000,000; plus (b) 0.4% of the Company's net assets over $100,000,000 up to and including $200,000,000; plus (c) 0.3% of the Company's net assets over and above $200,000,000 ( see attached Advisory Fee Schedule).

        The Adviser agrees to a voluntary waiver of .25% (25 basis points) on the first $100,000,000 of the Company's assets. The voluntary waiver by the Adviser has been arranged with Firstar Mutual Fund Services, LLC ("Firstar") so that Firstar can be compensated for fund administration and compliance, fund accounting, custody and transfer agency services. Firstar will arrange separate service agreements for each of the above-mentioned services with the Company.

        Said fees shall be computed by the Company, with the assistance of the Adviser and Firstar, quarterly on the basis of the net asset value as of the last day of each quarter, provided, however, that for the initial quarterly period and upon any termination of this Agreement before the end of any quarter the amount of the annual fee which shall be accrued by the Company for payment to the Adviser at the end of the initial quarter or date of termination shall be prorated according to the proportion such period bears to the full quarterly period. For the purpose of computing the annual fee, the Adviser and Firstar shall determine the value of the Company's net assets on the same basis as such net assets are determined for the Company's annual report to the Securities and Exchange Commission.

        7. If, in any calendar year, the sum of the expenses to be paid by the Company as provided in Section 5 hereof (other than interest, taxes and brokerage commissions relating to the purchase or sale of portfolio securities, expenses of any public offerings of the Company's Common Stock and extraordinary expenses beyond the control of the Adviser) plus the Adviser's fee as provided under Section 6 hereof shall exceed 11/2% of the average of the closing value of the Company's net assets, computed each week on the last day on which the New York Stock Exchange is open during such year (or portion thereof, if applicable, as to the years during which the Agreement is commenced and terminated) up to and including $30,000,000 plus 1% of the average of the closing value of the Company's net assets (computed on the same basis) over $30,000,000, the Adviser shall promptly reimburse the Company for the amount of such excess expenses prior to the publication of the Company's annual report to shareholders in the next succeeding calendar year.

        8. The Adviser shall at all times maintain a staff of officers and other trained personnel in order to enable it to perform its obligations under this Agreement. The Adviser agrees to use its best efforts to achieve the Company's objectives in acting as the non-discretionary investment adviser and to provide trading desk facilities and render administrative services to the Company as provided in this Agreement; but nothing herein contained shall be deemed to preclude the Adviser, at its expense and at no additional expense to the Company, from employing, retaining or otherwise availing itself of the services of other persons or organizations for the purpose of providing the Adviser or the Company with such services, advice or assistance as the Adviser may deem necessary, appropriate or convenient for the discharge of its obligations hereunder or, in its opinion, otherwise helpful to the Company.

        The services of the Adviser to the Company are not to be deemed to be exclusive, and the Adviser shall be free to render investment-advisory, management, administrative or other services to others, including, without limitation, other investment companies with the same or different investment objectives and policies and to engage in other activities without limitation. It is understood and agreed that, to the extent permitted by law, officers or directors of the Adviser may serve as officers or directors of the Company, and that officers or directors of the Company may serve as officers or directors of the Adviser, and that, to the extent permitted by law, the officers and directors of the Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, or directors of any other firm or corporation, including other investment companies with the same or different investment objectives and policies.

        9. The Adviser shall be held harmless by the Company and shall not be subject to liability to the Company or to any shareholder of the Company for any mistake in judgment or in any event whatsoever except for the lack of good faith on the part of the Adviser or for any conduct on the part of the Adviser constituting a breach of fiduciary duty involving personal misconduct in respect of the Company, provided that nothing herein shall be deemed to protect or purport to protect the Adviser against any liability to the Company or to any shareholder of the Company to which the Adviser would otherwise be subject by reasons of an act or practice by the Adviser constituting willful malfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard to its obligations and duties hereunder.

        No provisions of this Agreement shall be deemed to protect any director or officer of the Company against any such liability to which he might otherwise be subject by reason of any willful malfeasance, bad faith or gross negligence in the performance of his duties or the reckless disregard of the duties involved in the conduct of his affairs.

        10. This Agreement (unless terminated as hereinafter provided) shall continue in effect until the second anniversary of the date hereof, and thereafter from year to year; provided, however, that this Agreement shall be specifically approved at least annually by (a) a majority of the Board of Directors of the Company or the vote of a majority of the outstanding voting securities (as such term is used in the 1940 Act and the rules and regulations thereunder) of the Company and (b) the vote of a majority of such directors who are not interested persons (as such term is used in the 1940 Act and the rules and regulations thereunder) of any party of this Agreement, cast in person at a meeting called for the purpose of voting on such approval. If approval of the continuation of this Agreement is not obtained pursuant to the foregoing, this Agreement shall expire by its terms twelve (12) months after the date of the last approval.

        No provision of this Agreement may be changed, waived, discharged or terminated orally, but only in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by a majority of the Company's outstanding voting securities, if such vote is required by the 1940 Act, or by a majority of the Board of Directors of the Company who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such amendment.

        In each event that the shareholders of the Company are asked to approve the continuation or amendment of this Agreement, the prior approval of a majority of the Board of Directors who are not interested persons (as such term is used in the 1940 Act and the rules and regulations thereunder) of any party to this Agreement shall also be required.

        11. This Agreement may be terminated at any time without the payment of any penalty (a) by the Company, upon sixty (60) days' notice in writing to the Adviser, provided such termination shall be authorized by resolution of the Board of Directors of the Company or by a vote of the majority of the outstanding voting securities (as such term is used in the 1940 Act and the rules and regulations thereunder) of the Company; or (b) by the Adviser upon sixty (60) days' notice in writing to the Company. (An affiliate of the Adviser may assume the Adviser's obligations under this Agreement provided that (i) the affiliate is qualified to act as an investment adviser to the Company under applicable law; (ii) the assumption will not result in a change of actual control or management of the Adviser under the 1940 Act; and (iii) the assumption of the Adviser's obligations by the affiliate is approved by the Board of Directors of the Company.)

        12. This Agreement shall automatically and immediately terminate in the event of its assignment (as such term is used in the 1940 Act and the rules and regulations thereunder).

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day and year first above written.


                                      EXCELSIOR INCOME SHARES, INC.
                                      d/b/a EIS Fund


                                      by: ______________________________________
                                               Authorized Officer

                                      Title: ___________________________________


                                      Date: ____________________________________

ATTEST:

____________________________________



                                      Rafferty Capital Markets, LLC


                                      by: ______________________________________
                                              Authorized Officer


                                      Title: ___________________________________


                                      Date: ____________________________________

ATTEST:

____________________________________

                          RAFFERTY CAPITAL MARKETS, LLC
                              ADVISORY FEE SCHEDULE

                                       For

                     EXCELSIOR INCOME SHARES d/b/a EIS Fund




        Advisory Fee:
        ------------

        Adviser's Annual Fee is 50 basis points on the first $100,000,000 with a voluntary waiver of .25% (25 basis points on the first $100,000,000 of assets of the Fund). The voluntary waiver of .25% by Rafferty Capital Markets, LLC has been arranged with Firstar Mutual Fund Services, LLC ("Firstar") so that Firstar can be compensated for fund administration and compliance, fund accounting, custody, and transfer agency services. Firstar will arrange separate service agreements for each of the above-mentioned services with EIS Fund.


        Advisory Fee Schedule:
        ---------------------

        .5% (50 bps) of the Company's net assets up to and including $100,000,000 (less the voluntary waiver of 25 BPS); plus
        .4% (40 bps) of the Company's net assets over $100,000,000 up to and including $200,000,000; plus
        .3% (30 bps) of the Company's net assets over and above $200,000,000 plus any out-of-pocket expenses.

                                                                      APPENDIX B

                               PLAN OF LIQUIDATION

                  EXCELSIOR INCOME SHARES, INC. d/b/a EIS FUND

                       PLAN OF LIQUIDATION AND DISSOLUTION

The following Plan of Liquidation and Dissolution (the "Plan") of Excelsior Income Shares, Inc. (the "Fund"), a corporation organized and existing under the laws of the State of New York, which has operated as a closed-end, investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), is intended to accomplish the complete liquidation and dissolution of the Fund in conformity with the provisions of the Fund's Certificate of Incorporation and in accordance with Sections 331 and 336 of the Internal Revenue Code of 1986, as amended (the "Code").

        WHEREAS, the Fund's Board of Directors, pursuant to action by unanimous written consent dated June 4, 2001, has considered and adopted this Plan as the method of liquidating and dissolving the Fund and has directed that this Plan be submitted to shareholders of the Fund for approval;

        NOW, THEREFORE, the liquidation and dissolution of the Fund shall be carried out in the manner hereinafter set forth:

1. EFFECTIVE DATE OF PLAN. This Plan shall be and become effective upon the adoption and approval of this Plan by the affirmative vote of the holders of two-thirds of the outstanding shares of common stock of the Fund at a meeting of shareholders called for the purpose of voting upon this Plan. The date of such adoption and approval of this Plan by shareholders is hereinafter called the "Effective Date."

2. CESSATION OF BUSINESS. After the Effective Date, the Fund shall cease its business as an investment company and shall not engage in any business activities except for the purpose of paying, satisfying, and discharging any existing debts and obligations, collecting and distributing its assets, and doing all other acts required to liquidate and wind up its business and affairs and will dissolve in accordance with this Plan.

3. TRANSFERABILITY OF SHARES; NYSE LISTING. Common shares of the Fund will continue to be transferable, and stockholders will continue to have the rights that applicable law and the declaration of trust confer on our stockholders, prior to the filing of the articles of dissolution. The Fund intends to maintain its listing of common shares on the New York Stock Exchange, after the Effective Date, until those shares are no longer eligible for listing. Once the Fund's common stock is delisted, trading of the common stock will most likely be conducted in the over-the-counter market.

4. NOTICE OF LIQUIDATION. As soon as practicable after the Effective Date, the Fund shall mail notice to the appropriate parties that this Plan has been approved by the Board of Directors and the shareholders and that the Fund will be liquidating its assets, to the extent such notice is required under the New York Business Corporation Law (the "BCL"). Specifically, upon approval of this Plan, the Fund shall mail notice to its known creditors at their addresses as shown on the Fund's records.

5. LIQUIDATION OF ASSETS. As soon as is reasonable and practicable after the Effective Date, or as soon thereafter as practicable depending on market conditions and consistent with the terms of this Plan, all portfolio securities of the Fund not already converted to U.S. cash or U.S. cash equivalents shall be converted to U.S. cash or U.S. cash equivalents.

6. PAYMENTS OF DEBTS. As soon as practicable after the Effective Date, the Fund shall determine and shall pay, or set aside in U.S. cash or U.S. cash equivalents, the amount of all known or reasonably ascertainable liabilities of the Fund incurred or expected to be incurred prior to the date of the liquidating distribution provided for in Section 7, below.

7. LIQUIDATING DISTRIBUTIONS. In accordance with Section 331 of the Code the Fund's assets are expected to be distributed by up to two cash payments in complete cancellation of all the outstanding shares of capital stock of the Fund. The first distribution of the Fund's assets (the "First Distribution") is expected to consist of cash representing substantially all the assets of the Fund, less an estimated amount necessary to discharge any (a) unpaid liabilities and obligations of the Fund on the Fund's books on the First Distribution date, and (b) liabilities as the Board of Directors shall reasonably deem to exist against the assets of the Fund on the Fund's books. A second distribution (the "Second Distribution"), if necessary, is anticipated to be made within 90 days after the First Distribution and will consist of cash from any assets remaining after payment of expenses, the proceeds of any sale of assets of the Fund under this Plan not sold prior to the First Distribution and any other miscellaneous income to the Fund.

Each shareholder not holding stock certificates of the Fund will receive liquidating distributions equal to the shareholder's proportionate interest in the net assets of the Fund. Each shareholder holding stock certificates of the Fund will receive a confirmation showing such shareholder's proportionate interest in the net assets of the Fund with an advice that such shareholder will be paid in cash upon return of the stock certificate. All shareholders will receive information concerning the sources of the liquidating distribution.

8. EXPENSES OF THE LIQUIDATION AND DISSOLUTION. The Fund shall bear all of the expenses incurred by it in carrying out this Plan including, but not limited to, all printing, legal, accounting, custodian and transfer agency fees, and the expenses of any reports to or meeting of shareholders whether or not the liquidation contemplated by this Plan is effected.

9. POWER OF BOARD OF DIRECTORS. The Board of Directors and, subject to the direction of the Board of Directors, the Fund's officers shall have authority to do or authorize any or all acts and things as provided for in this Plan and any and all such further acts and things as they may consider necessary or desirable to carry out the purposes of this Plan, including, without limitation, the execution and filing of all certificates, documents, information returns, tax returns, forms, and other papers which may be necessary or appropriate to implement this Plan or which may be required by the provisions of the 1940 Act or any other applicable laws.

The death, resignation or other disability of any director or any officer of the Fund shall not impair the authority of the surviving or remaining directors or officers to exercise any of the powers provided for in this Plan.

10. AMENDMENT OR ABANDONMENT OF PLAN. The Board of Directors shall have the authority to authorize such non-material variations from or non-material amendments to the provisions of this Plan (other than the terms of the liquidating distributions) at any time without shareholder approval, if the Board of Directors determines that such action would be advisable and in the best interests of the Fund and its shareholders, as may be necessary or appropriate to effect the marshalling of Fund assets and the dissolution, complete liquidation and termination of existence of the Fund, and the distribution of its net assets to shareholders in accordance with the laws of the State of New York and the purposes to be accomplished by this Plan. If any variation or amendment appears necessary and, in the judgment of the Board of Directors, will materially and adversely affect the interests of the Fund's shareholders, such variation or amendment will be submitted to the Fund's shareholders for approval. In addition, the Board of Directors may abandon this Plan, with shareholder approval, prior to the filing of the Certificate of

Dissolution if it determines that abandonment would be advisable and in the best interests of the Fund and its shareholders.

11. DE-REGISTRATION UNDER THE 1940 ACT. As soon as practicable after the liquidation and distribution of the Fund's assets, the Fund shall prepare and file a Form N-8F with the Securities and Exchange Commission in order to de-register the Fund under the 1940 Act. The Fund shall also file, if required, a final Form N-SAR (a semi-annual report) with the Securities and Exchange Commission.

12. CERTIFICATE OF DISSOLUTION. Consistent with the provisions of this Plan, the Fund shall be dissolved in accordance with the laws of the State of New York and the Fund's Certificate of Incorporation. As soon as practicable after the Effective Date and pursuant to the BCL, the Fund shall sign and deliver to the New York State Department of State the Certificate of Dissolution and obtain the consent to dissolution of the Fund by the New York State Department of Taxation. Upon the filing of the Certificate of Dissolution by the New York State Department of State, the Fund will be dissolved.

Upon its dissolution, the Fund shall proceed to wind up its affairs, with power to fulfill or discharge its contracts, collect its assets, sell its assets for cash at public or private sale, discharge or pay its liabilities, and do all other acts appropriate to liquidate its business.

13. POWER OF THE DIRECTORS. Implementation of this Plan shall be under the direction of the Board of Directors, who shall have full authority to carry out the provisions of this Plan or such other actions as they deem appropriate without further shareholder action.

14. LIQUIDATION UNDER SECTION 331 AND 336. It is intended that the Plan shall be a plan of complete liquidation within the terms of Sections 331 and 336 of the Code. The Plan shall be deemed to authorize such action as, in the opinion of counsel for the Company, may be necessary to conform with the provisions of said Sections 331 and 336.

15. FILING OF TAX FORM. The appropriate officer of the Company is authorized and directed, within thirty (30) days after the effective date of the Plan, to execute and file a United States Treasury Form 966 pursuant to Section 6043 of the Code and such additional forms and reports with the Internal Revenue Service as may be appropriate in connection with the Plan and the carrying out thereof.

16. ESTIMATED AMOUNT AVAILABLE FOR THE LIQUIDATING DISTRIBUTION The Fund estimates that as a result of the consummation of this Plan, approximately $200,000 or $.01 per share should be available for distribution to the Fund's shareholders.

17. APPRAISAL RIGHTS. Shareholders are not entitled to any rights of appraisal or similar rights of dissenters under New York law in connection with the approval or consummation of the transactions contemplated by this Plan.

                  Excelsior Income Shares, Inc. d/b/a EIS Fund
                              114 West 47th Street
                            New York, New York 10036

MEETING:  SEPTEMBER 12, 2001  AT 11:00 AM

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned holder of shares of Excelsior Income Shares, Inc. d/b/a EIS Fund (the "Fund") hereby appoints Perry Skjelbred, Robert D. Cummings and Robert R. Johnson, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at 919 Third Avenue, 41st Floor, Conference Room B, New York,
New York at the date and time indicated above and at any postponements or adjournments thereof. The undersigned hereby acknowledges receipt of the enclosed Notice of Annual Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. Every properly signed proxy will be voted in the manner specified thereon and, in the absence of specification, will be treated as GRANTING authority to vote FOR all of the items. In their discretion, the proxies are authorized to vote on such other business as may properly come before the Annual Meeting. A majority of the proxies present and acting at the Annual Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said attorneys or proxies hereunder. The undersigned hereby revokes any proxy previously given.

                             ^FOLD AND DETACH HERE^

         TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]
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                 THIS PROXY IS VALID ONLY WHEN SIGNED AND DATED.

1.      To elect Directors to hold office until the next Annual Meeting.

        01) Townsend  Brown,  II, 02) Geoffrey J. O'Connor,  03) John H. Reilly,
        04) Perry W. Skjelbred, 05) Philip J. Tilearcio

        FOR             WITHHOLD      FOR ALL
        ALL               ALL         EXCEPT

        |  |             |  |          |  |

        To withhold authority to vote, mark "For All Except" and write the Nominee's number on the line below:

        -------------------------------

2. To approve a new Investment Advisory Agreement between the Fund and Rafferty Capital Markets, LLC.

        FOR             AGAINST       ABSTAIN

        |  |             |  |          |  |

3. To approve the liquidation and dissolution of Excelsior Income Shares, Inc. pursuant to the plan of liquidation described in the accompanying proxy statement.

        FOR             AGAINST       ABSTAIN

        |  |             |  |          |  |

4. To ratify the selection of PricewaterhouseCoopers LLP as the Fund's independent public accountants for the fiscal year ending December 31, 2001.

        FOR             AGAINST       ABSTAIN

        |  |             |  |          |  |

5.      To ratify the change in name of  Excelsior  Income  Shares,  Inc, to EIS
        Fund, Ltd.

        FOR             AGAINST       ABSTAIN

        |  |             |  |          |  |

6. To transact such other business as may properly come before the Annual Meeting or any adjournment(s) thereof.

        FOR             AGAINST       ABSTAIN

        |  |             |  |          |  |

                          PLEASE SIGN IN THE BOX BELOW

        Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give title.

X____________________________________________________
Signature (PLEASE SIGN WITHIN BOX)       (Date)

X____________________________________________________
Signature (JOINT OWNERS)                 (Date)